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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

[X]   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
      SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 29, 2003

                          Commission File Number 1-3634

                             CONE MILLS CORPORATION
             (Exact name of registrant as specified in its charter)

       North Carolina                                    56-0367025
       --------------                                    ----------
(State or other jurisdiction)               (I.R.S. Employer Identification No.)

804 Green Valley Road, Suite 300, Greensboro, N.C.         27408
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(Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code: 336-379-6220

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                                     PART II

Item 5. Other Events and Required FD Disclosure

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is furnished to the Securities and Exchange Commission on Form 8-K, but is not deemed to be "filed":

(c)   Exhibits

      99.1  Press release issued by Cone Mills Corporation on September 29,
            2003.

Item 9. Regulation FD Disclosure

On September 29, 2003, Cone Mills Corporation issued a press release.

This Form 8-K and the press release attached hereto as Exhibit 99.1 and hereby incorporated by reference is being furnished to the Securities and Exchange Commission under Item 9. of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. All information being furnished to the Securities and Exchange Commission shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 12.  Results of Operations and Financial Condition

Reference is made to Item 9. above and to Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             CONE MILLS CORPORATION
                                             ----------------------
                                             (Registrant)

Date: September 29, 2003                     /s/ Neil W. Koonce
                                             -----------------------------------
                                             Neil W. Koonce
                                             Vice President, General Counsel and
                                             Secretary


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Exhibit
  No.             Description
-------           -----------

 99.1             Press release issued by Cone Mills Corporation on September
                  29, 2003.